Exhibit 10.2
EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of May 23, 2017, with an effective date as of the Fourth Amendment Effective Date (as defined below), by and among GRACO INC. (the “Company”), the Banks (as defined in the Credit Agreement) signatory hereto and U.S. Bank National Association, as administrative agent for the Banks (in such capacity, the “Agent”). Capitalized terms used herein but not defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Company, the Borrowing Subsidiaries party thereto from time to time, the Banks and the Agent are party to that certain Credit Agreement, dated as of May 23, 2011 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Company has requested that certain modifications be made to the Credit Agreement; and
WHEREAS, the Banks party hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:
SECTION 1.Amendment.     Effective as of the Fourth Amendment Effective Date (as defined in Section 2 below), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Material Subsidiary” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Material Subsidiary” means any Subsidiary designated as such by the Company to the Agent from time to time, and in any case in each quarterly Compliance Certificate; provided, that if, upon delivery of the annual or quarterly consolidated financial statements of the Company under Section 8.1(a) or (b), the book value (net of reserves) of the assets of all Subsidiaries that are not Material Subsidiaries (determined based on the consolidated quarterly or annual balance sheet of the Company and its Subsidiaries, but after giving effect, without duplication, to the elimination of the asset component of minority interests, if any in such Subsidiaries) shall exceed 15% of Consolidated Assets as determined based on such quarterly or annual balance sheet, the Company shall: (a) promptly designate an additional Material Subsidiary or additional Material Subsidiaries so that, after giving effect to such designation, such requirement shall have been met, and (b) comply, and cause such additional Material Subsidiary or Material Subsidiaries to comply, with the requirements of Section 8.11 promptly thereafter (and in any case within 45 days after delivery of the relevant annual or quarterly financial statements). So long as (a) no Event of Default has occurred and is continuing, (b) removal of the Material Subsidiary designation of a Subsidiary will not cause the book value of the assets of all Subsidiaries that are not Material Subsidiaries to exceed 15% of Consolidated Assets as of the date of such removal and (c) such Material Subsidiary is not a “Material Subsidiary” under the Senior Note Agreements (or the designation of such Subsidiary as a “Material Subsidiary” is concurrently being removed), the Company may remove the Material Subsidiary designation of such Subsidiary. No Subsidiary may be designated as a Borrowing Subsidiary that is not a Material Subsidiary; provided, however, that if there are no Loans outstanding to a Subsidiary that had been a Borrowing Subsidiary, the Company is permitted not to designate such Subsidiary as a Material Subsidiary. Solely for purposes of making any determination under this definition, the book value (net of reserves) of any First-Tier Foreign Subsidiary shall be determined on a combined basis with the book value (net of reserves) of each Second-Tier Foreign Subsidiary in which such First-Tier Foreign Subsidiary directly or indirectly holds stock or other Ownership Interests, and the book value (net of reserves) of each Second-Tier Foreign Subsidiary shall in all other respects be disregarded. In no event shall any Second-Tier Foreign Subsidiary itself be deemed a Material Subsidiary.
SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of May 15, 2017 (the “Fourth Amendment Effective Date”) when, and only when:
(a)    the Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Banks and the Agent;
(b)    all of the Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid; and
(c)    the Senior Note Agreements shall have been amended in a manner satisfactory to the Agent.
SECTION 3.    Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. This Amendment shall constitute a Loan Document.
SECTION 4.    Reaffirmation. The Company hereby ratifies and reaffirms the Pledge Agreement and its pledge of stock or Ownership Interests of Foreign Subsidiaries thereunder.
SECTION 5.    Reference to and the Effect on the Credit Agreement.
(a)    On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

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(b)    Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
SECTION 6.    Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.
SECTION 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment.
SECTION 8.    Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.
SECTION 9.    Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of outside counsel to the Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
SECTION 10.    Severability.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 11.    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrowers, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Agent and the Banks and the successors and assigns of the Agent and the Banks.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.
GRACO INC.
By: /s/ Christian E. Rothe
Name:    Christian E. Rothe
Title:    Chief Financial Officer and Treasurer

Signature Page to
Amendment No. 4 to Graco Credit Agreement

U.S. BANK NATIONAL ASSOCIATION
as Agent and a Bank

By: /s/ Mila Yakovlev
Name:    Mila Yakovlev
Title:    Vice President

Signature Page to
Amendment No. 4 to Graco Credit Agreement

JPMORGAN CHASE BANK, N.A.
as a Bank
By: /s/ Suzanne Ergastolo
Name:    Suzanne Ergastolo
Title:    Executive Director

Signature Page to
Amendment No. 4 to Graco Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Bank
By: /s/Mark H. Halldorson
Name:    Mark H. Halldorson
Title:    Director

Signature Page to
Amendment No. 4 to Graco Credit Agreement

BANK OF AMERICA, N.A.
as a Bank
By: /s/ Leif Olson
Name:    Leif Olson
Title:    Vice President

Signature Page to
Amendment No. 4 to Graco Credit Agreement

PNC BANK, NATIONAL ASSOCIATION
as a Bank
By: /s/ David B. Mitchell
Name:    David B. Mitchell
Title:    Executive Vice President

Signature Page to
Amendment No. 4 to Graco Credit Agreement

CITIZENS BANK, N.A.
as a Bank
By: /s/ Thomas S. Lass
Name:    Thomas S. Lass
Title:    Senior Vice President

Signature Page to
Amendment No. 4 to Graco Credit Agreement

ING BANK N.V., DUBLIN BRANCH
as a Bank
By: /s/ Sean Hassett
Name:    Sean Hassett
Title:    Director

By: /s/ Shaun Hawley
Name:    Shaun Hawley
Title:    Director

Signature Page to
Amendment No. 4 to Graco Credit Agreement

THE NORTHERN TRUST COMPANY
as a Bank
By: /s/ Molly Drennan
Name:    Molly Drennan
Title:    Senior Vice President

Signature Page to
Amendment No. 4 to Graco Credit Agreement